Notes Payable, Line of Credit and Repurchase Agreement	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
NOTES PAYABLE, LINE OF CREDIT AND REPURCHASE AGREEMENT
NOTES PAYABLE, LINE OF CREDIT AND REPURCHASE AGREEMENT
As of December 31, 2012, the Company had $1.8 billion of debt outstanding, consisting of (1) $1.4 billion in fixed rate mortgage loans (the “Fixed Rate Debt”), which includes $77.6 million of variable rate debt swapped to fixed rates, (2) $4.3 million in variable rate mortgage loans (the “Variable Rate Debt”) and (3) $319.1 million outstanding under a senior unsecured line of credit entered into on December 17, 2010 (the “Credit Facility”). The aggregate balance of gross real estate assets, net of gross intangible lease liabilities, securing the Fixed Rate Debt and the Variable Rate Debt, was $2.5 billion as of December 31, 2012. Additionally, the aggregate balance of gross real estate assets that are part of the Credit Facility’s unencumbered borrowing base was $636.1 million. The combined weighted average interest rate was 5.39% and the weighted average years to maturity was 3.6 years as of December 31, 2012.
The Credit Facility and certain notes payable contain customary affirmative, negative and financial covenants, including requirements for minimum net worth and debt service coverage ratios, in addition to limits on the Company’s overall leverage ratios and Variable Rate Debt. These agreements also include usual and customary events of default and remedies for facilities of this nature. Based on the Company’s analysis and review of its results of operations and financial condition, the Company believes it was in compliance with the covenants of the Credit Facility and such notes payable as of December 31, 2012.
Notes Payable
The Fixed Rate Debt has annual interest rates ranging from 3.15% to 7.22%, with a weighted average annual interest rate of 5.68%, and various maturity dates ranging from September 2014 through August 2031. The Variable Rate Debt has an annual interest rate of LIBOR plus 275 basis points, and matures in September 2014. The notes payable are secured by properties in the portfolio and their related tenant leases, as well as other real estate-related assets on which the debt was placed. During the year ended December 31, 2012, the Company issued $81.9 million of fixed rate debt, with annual interest rates ranging from 3.90% to 4.67% and maturity dates ranging from July 2019 to September 2022. In addition, the Company issued $32.4 million of variable rate debt, which has been effectively fixed at an interest rate of 3.15% pursuant to a swap agreement. Refer to Note 10 to these consolidated financial statements for further details of the new interest rate swap agreement. During the year ended December 31, 2012, the Company repaid $152.4 million of fixed rate debt, including monthly principal payments on amortizing loans.
Generally, the Fixed Rate Debt may not be prepaid, in whole or in part, except under the following circumstances: (1) prepayment may be made subject to payment of a yield maintenance premium or through defeasance, (2) full prepayment may be made on any of the three monthly payment dates occurring immediately prior to the maturity date, and (3) partial prepayments resulting from the application of insurance or condemnation proceeds to reduce the outstanding principal balance of the mortgage notes. Notwithstanding the prepayment limitations, the Company may sell the properties to a buyer that assumes the respective mortgage loan. The transfer would be subject to the conditions set forth in the individual property’s mortgage note document, including without limitation, the lender’s approval of the proposed buyer and the payment of the lender’s fees, costs and expenses associated with the sale of the property and the assumption of the loan.

In the event that a mortgage note is not paid off on the respective maturity date, certain mortgage notes include hyper-amortization provisions. The interest rate during the hyper-amortization period shall be the fixed interest rate as stated on the respective mortgage note agreement plus 2.0%. The individual mortgage note maturity date, under the hyper-amortization provisions, will be extended by 20 years. During such period, the lender will apply 100% of the rents collected to (1) all payments for escrow or reserve accounts, (2) payment of interest at the original fixed interest rate, (3) payments for the replacement reserve account, (4) any other amounts due in accordance with the mortgage note agreement other than any additional interest expense, (5) any operating expenses of the property pursuant to an approved annual budget, (6) any extraordinary expenses, (7) payments to be applied to the reduction of the principal balance of the mortgage note, and (8) any additional interest expense, which is not paid will be added to the principal balance of the mortgage note.
Line of Credit
The Credit Facility provides for up to $350.0 million of unsecured borrowings and allows the Company to borrow up to $238.9 million in revolving loans (the “Revolving Loans”) and a $111.1 million in a term loan (the “Term Loan”). Up to 15.0% of the total amount available may be used for issuing letters of credit and up to $20.0 million may be used for “swingline” loans, which generally are loans of a minimum of $100,000 for which the borrower receives funding on the same day as its loan request, and which are repaid within five business days. Subject to meeting certain conditions described in the Credit Agreement and the payment of certain fees, the amount of the Credit Facility may be increased up to a maximum of $450.0 million, with each increase being no less than $25.0 million. The Credit Facility matures on December 17, 2013.
The Revolving Loans under the Credit Facility bear interest at variable rates depending on the type of loan used. Eurodollar rate loans have variable rates which are generally equal to the one-month, two-month, three-month, or six-month LIBOR plus 275 to 400 basis points, determined by the leverage ratio of the Company in accordance with the agreement. Base rate committed loans have variable rates equal to the greater of (a) the Federal Funds Rate plus 0.5%; (b) Bank of America’s prime rate; or (c) the Eurodollar Rate plus 1.0%; plus 175 to 300 basis points, determined by the leverage ratio of the Company in accordance with the agreement.
During the year ended December 31, 2012, the Company borrowed $197.0 million and repaid $171.0 million under the Credit Facility. As of December 31, 2012, the Company had $111.1 million outstanding under the Term Loan and an additional $208.0 million in Revolving Loans outstanding. Additionally, the Company has established a letter of credit in the amount of $476,000 from the Credit Facility lenders to support an escrow agreement relating to a certain property with that property’s lender. This letter of credit reduces the amount of borrowings available under the Credit Facility. The Company executed an interest rate swap agreement on February 24, 2011, which fixed LIBOR for amounts outstanding under the Term Loan to 1.44%. The all-in rate for the Term Loan includes a spread of 275 to 400 basis points, as determined by the leverage ratio of the Company, which was equal to a spread of 350 basis points as of December 31, 2012. Revolving Loans outstanding as of December 31, 2012 bore interest at a weighted average interest rate of 3.71%.
Repurchase Agreement
Prior to the sale of the Company’s investment in CMBS during 2011, the CMBS were pledged as collateral to a bank under a repurchase agreement (the “Repurchase Agreement”), which provided secured borrowings. As of December 31, 2012, there were no amounts outstanding or available under the Repurchase Agreement. During the year ended December 31, 2011, the Company borrowed $10.7 million under the Repurchase Agreement and repaid the total amount outstanding of $65.0 million in connection with the sale of all the Company’s investments in CMBS.
Maturities
The following table summarizes the scheduled aggregate principal repayments, including principal repayments on amortizing debt, for the Fixed Rate Debt, Variable Rate Debt and Credit Facility for each of the five succeeding fiscal years and the period thereafter (in thousands):

Year ended December 31,	Principal Repayments (1)
2013	$324,253
2014	49,366
2015	286,808
2016	199,352
2017	716,925
Thereafter	189,011
Total	$1,765,715

(1) Principal payment amounts reflect actual payments based on face amount of notes payable. As of December 31, 2012, the fair value adjustment, net of amortization of mortgage notes assumed was $8.4 million.